SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2007

Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 South Park Way, Suite A-9, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

    On May 16 and June 15, 2007, Thomas Sandgaard made 24-month unsecured loans to us in the principal amounts of $50,00 and $24,000 for a total amount of $74,000.  The loans bear interest at 8.25% per annum and require monthly payments of $2,267 and $1,088 for a total of $3,355.  Mr. Sandgaard is our President, Chief Executive Officer and Treasurer.

    Proceeds from these loans were used to make payments on notes payable and for working capital.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                           Description

10.1	Promissory Note dated May 16, 2007 by Zynex Medical Holdings Inc. to Thomas Sandgaard

10.2	Promissory Note dated June 15, 2007 by Zynex Medical Holdings Inc. to Thomas Sandgaard

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc. (Registrant)

Date: June 29, 2007	By:	/s/ Thomas Sandgaard
Thomas Sandgaard President and Chief Executive Officer

Exhibit Index

Exhibit No.                           Description

10.1	Promissory Note dated May 16, 2007 by Zynex Medical Holdings Inc. to Thomas Sandgaard

10.2	Promissory Note dated June 15, 2007 by Zynex Medical Holdings Inc. to Thomas Sandgaard